WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JULY 17, 2019 TO THE

STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

Effective July 17, 2019, the Board of Directors of Western Asset Funds, Inc. (the “Corporation”) approved Ted P. Becker as Chief Compliance Officer of the Corporation. With the appointment of Mr. Becker as Chief Compliance Officer of the Corporation, the reference to the preceding Chief Compliance Officer is deleted in its entirety and replaced with the following:

Name, Year of Birth and Address	Position(s) with Corporation	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2019	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office.

SCHEDULE A

Fund	Date of Statement of Additional Information
WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund	April 29, 2019
Western Asset Core Plus Bond Fund	April 29, 2019
Western Asset High Yield Fund	September 28, 2018
Western Asset Inflation Indexed Plus Bond Fund	April 29, 2019
Western Asset Intermediate Bond Fund	September 28, 2018
Western Asset Macro Opportunities Fund	March 1, 2019
Western Asset Total Return Unconstrained Fund	September 28, 2018

Please retain this supplement for future reference.

WASX539736